UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                November 20, 2006

         New York                     001-04383                   14-1387171
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)

                     233 Ballston Avenue               12866
                 Saratoga Springs, New York
          (Address of principal executive offices)  (Zip Code)

               Registrant's telephone number, including area code:
                                 (518) 584-4100

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events

On November 21, 2006, Espey Mfg. & Electronics Corp. issued a press release announcing that the Company's Board of Directors had declared a cash dividend. A copy of the press release is furnished as Exhibit 99.1 to this report. The information in this report shall not be deemed to be filed for purposes of
Section 18 of the Securities Exchange Act of 1934 (the Exchange Act), as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.      Document
-----------      ------------
99.1             Press Release dated November 21, 2006




                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2006           ESPEY MFG. & ELECTRONICS CORP.


                                  By:  /s/ David A. O'Neil
                                       ----------------------------------------
                                       David A. O'Neil, Treasurer and Principal
                                       Financial Officer





                                       2